Exhibit 10.8

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

PREAMBLE:

ISSUER – NEXTEL TELECOMUNICAÇÕES Ltda, with headquarters at Av. das Nações Unidas, 14.171, 32 o andar, Rochavera Crystal Tower, São Paulo (SP) registered at the CNPJ/MF under No. 66.970.229/0001-67, represented herein by the undersigned and identified persons below.

CREDITOR – BANCO DO BRASIL S.A., a government controlled private company, with headquarters in Brasília, Federal Capital, at SBS Quadra 01, Bloco C, Lote 32 – Setor Bancário Sul, registered at the CNPJ under No. 00.000.000/0001-91, by its Large Corporate Branch 3070 (SP), located in the city of São Paulo, state of São Paulo, at Av. Paulista, 2.300, 2o andar, Cerqueira César, registered at the CNPJ/MF under No. 00.000.000/1947-00, represented by Mr. João Marcos Mizobuti, Brazilian, married, banker, residing and domiciled in Atibaia (SP), Brazilian national driver’s license No. 03228530867, issued by DETRAN/SP, registered at the CPF/MF under No. 059.052.748-78 and by Ms. Eliane Aparecida Scarponi Sartorelli, Brazilian, single, banker, residing and domiciled in São Caetano do Sul (SP), ID card No. 22.077.941, issued by SSP/SP, registered under CPF/MF No. 174.173.148-80, who signed below.

WHEREAS, on October 31, 2012, the ISSUER issued Bank Credit Note No. 307.001.181 in favor of the CREDITOR with a principal amount of four hundred million Reais (R$ 400,000,000.00) (the “Note”); and

WHEREAS the ISSUER and the CREDITOR wish to amend the Note in order to alter the interest rate applicable to the balances due for the Loan Account and to include additional collateral and surety guarantees for compliance with the obligations established therein, among other provisions;

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

The Parties to this instrument HEREBY AGREE to execute this First Amendment to Bank Credit Note No. 307.001.181 through the following terms and conditions.

CLAUSE ONE – FINANCIAL CHARGES – Item 1.2 of the Preamble and Clause 4 of the Note will now go into effect with the following wording:

“1.2 CREDIT OPERATION INFORMATION:

Amount: four hundred million Reais (R$ 400,000,000.00) (“Principal”)

Final Maturity: 10/31/2017

Financial Charge Payment Dates: March, June, September and December of each year (“Payment Dates of Charges”)

Number of copies of this Bank Credit Note: one (1) negotiable copy and three (3) non-negotiable copies

4. FINANCIAL CHARGES – Financial charges equivalent to 139.54% (one hundred and thirty-nine point fifty-four percentage points) of the average rate for Inter-bank Certificates of Deposit will apply to the balances due in the Loan Account, resulting from the recording of the principal amount, as well as the amounts resulting thereto, due as accessory charges, fees and expenses (“Financial Charges”), capitalized daily. These Financial Charges, calculated by business days, will debited every month to the Loan Account and payment will be due in full every quarter, on the corresponding Payment Dates of Charges, as per the definition in Item 1.2 of the Preamble, on the due date, and upon liquidation of the debt. For the purposes of this Note, the “Loan Account” is a binding account created by the CREDITOR for the purpose of demonstrating the amounts due by the ISSUER, subject to the debits and credits corresponding to the accounting entries for the transactions made pursuant to the terms of this Note.

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

4.1. For the purposes of this Note, “business days” will be understood to be every day except Saturday, Sunday or national bank holidays; and “CDI” will be understood to be the average of the over, intergroup Interbank Deposit Certificates, disclosed by CETIP S.A. – Organized Markets.

4.2. In the event of termination, non-disclosure or impossibility, for any reason, to use the average daily CDI rates during the period in which it is not possible to use the average daily CDI rates, a replacement rate will be used based on the variation of the Selic Rate of the Banco Central do Brasil (Bacen), published by ANDIMA – National Association of Financial Market Institutions or another that may be jointly defined by the CREDITOR and the ISSUER.”

CLAUSE TWO – ESTABLISHMENT OF GUARANTEE – In order to ensure compliance with the obligations assumed in the Note (“Guaranteed Obligations”), the ISSUER hereby and in full compliance with the law, irrevocably assigns and makes a fiduciary transfer to the CREDITOR, pursuant to the terms of § 3 of Article 66-B of Law No. 4.728/65, with the wording given by Law No. 10.931/04, of Articles 18 and 20 of Law No. 9.514/97, of Decree-Law No. 911/69 and later alterations, and in regard to what is applicable of Articles 1.361 et seq. of the Civil Code, the ownership, the resoluble domain over and direct and indirect possession of the full amount of the credit rights over the present and future receivables resulting from the rendering of telecommunications services made by the ISSUER to its clients, covering all the revenues from the amounts received under this title, which are collected by the CREDITOR (“Receivables”), under the terms described below, as well as the on the funds deposited or held in the Linked Account (“Assigned Rights”).

PARAGRAPH ONE – The amounts referring to the part of the Receivables covered by the heading are received by the CREDITOR through collection slips that are not subject to compensation and automatic debits, according to the terms of the General Clause Acceptance Statement of the Single Services

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

Agreement, executed by the CREDITOR and the ISSUER on 12/11/2014 (“Collection Agreement”).

PARAGRAPH TWO – Hereinafter, the amounts received daily within the scope of the Collection Agreement (“Amounts Collected”), representing the installment of the Receivables and any other credits, will be credited to account No. 300.003-6, branch 3070-8, exclusively transacted by the CREDITOR, linked to the liquidation of the obligations resulting from the CCB (“Linked Account”), the balance of which and the amounts credited to it daily are also now given in fiduciary assignment by the ISSUER to the CREDITOR, and for all purposes are a part of the Rights Assigned, pursuant to the terms of the Heading of this Clause. The ISSUER irrevocably undertakes (i) not take any measures to directly receive any amounts referring to the Receivables; (ii) not materially alter the collection procedures and forms for the Receivables currently in effect, or take any measure, or fail to take any, when applicable, the seek to or have the effect of reducing the collection of the Receivables by the CREDITOR until full payment of the ISSUER’S obligations established pursuant to the Note; (iii) while the Note is in effect, maintain the Collection Agreement in effect; and (iv) not assign, sale, transfer, sell, encumber, give in guarantee, pledge or encumber in any way negotiate the Assigned Rights, without prior and express consent of the CREDITOR.

PARAGRAPH THREE – It is agreed that the average monthly amount of the Amounts Collected that will pass through the Linked Account in the three months immediately before the calculation by the CREDITOR each quarter (“Period”), will be done on March 31, June 30, September 30 and December 31 of each year shall reach, and the ISSUER undertakes to adopt all necessary measures to ensure that it reaches, at least the equivalent to thirty million Reais (R$ 30,000,000.00) (“Minimum Average Amount”), calculated by the total value of the funds that are deposited into the Linked Account during each

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

Period, divided by three (3). If, in a given period, the Minimum Average Amount is not seen by the CREDITOR, at its sole discretion, the CREDITOR may immediately declare the obligations of the ISSUER within the scope of the Note to be due. However, and without prejudice to its right within the scope of this Clause, the CREDITOR may, at its sole discretion, as an alternative to the declaration of early maturity of the ISSUER’S obligations established pursuant to the Note, require that within a period of ten (10) days of the CREDITOR’s request in this regard, the ISSUER deposit an amount into the Linked Account that is equivalent to the difference between the Minimum Average Amount and the average monthly amount actually calculated by the CREDITOR pursuant to the terms of this Clause (“Deficit Amount”). In this case, the Deficit Amount will be kept in the Linked Account until the Minimum Average Amount calculated by the CREDITOR on a calculation date pursuant to the terms of this Clause has been re-established.

PARAGRAPH FOUR - Without prejudice to the following paragraph, as of this act the CREDITOR is hereby legally identified as the sole and legitimate holder, on a fiduciary basis, of the Assigned Rights, the condition of which will remain until full compliance with all the obligations assumed by the ISSUER in the Note, so that, upon compliance by the ISSUER, as attested by the CREDITOR, the fiduciary ownership of the CREDITOR shall cease, and the Assigned Rights shall return to the full ownership of the ISSUER.

PARAGRAPH FIVE – Except for the hypothesis of withholding of the Deficit Amount established above, the Amounts Collected will be released every day, by 2:00 p.m. to the account that can be freely transacted by the ISSUER, after the necessary verification of the CREDITOR on the respective dates indicated, and provided that there has not been any early maturity event, case of obligatory early payment or breach of obligation by the ISSUER.

PARAGRAPH SIX – The ISSUER hereby declares that:

(i)      it is authorized, pursuant to the terms of the law and its By-laws, to assign the Assigned Rights it holds, as well as to carry out the provisions of this instrument;

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

(ii)       execution of this instrument does not violate any provision of its By-laws, and also does not infringe upon or violate any legal provision and regulations to which it is subject;

(iii)      the Assigned Rights are free and unencumbered from all burdens, charges, judicial or extrajudicial pending matters of any nature, including, taxes, debts and/or encumbrances of any nature, except for this fiduciary assignment of credit rights;

(iv)     there is no legal impediment contained in any agreements to which the ISSUER is a party that prohibit this fiduciary assignment of the Credit Rights now agreed to, in favor of the CREDITOR; and

(v)      it had clear and sufficient prior knowledge of the attributions imposed on it, and that it agrees to all the terms of this instrument, and that it freely and spontaneously, without any defect of will and content, to make a fiduciary assignment of the Credit Rights in an indivisible and irrevocable manner.

PARAGRAPH SEVEN – The ISSUER will be liable for any and all harm cause to the CREDITOR that results from falseness or inaccuracies in these declarations and guarantees presented herein.

PARAGRAPH EIGHT – In the event there is an event of breach in relation to the monetary obligations assumed by the ISSUER in the Note, subject to the respective correction periods, as applicable, all the amounts relative to the Assigned Rights will be withheld by the CREDITOR in the Linked Account, and, in the event an early maturity of the terms of this Note is ordered, these amounts may be used in the amortization of these obligations of the ISSUER, until full payment is made, up to the limit of the Guaranteed Obligations.

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

PARAGRAPH NINE – In the event an early maturity of the terms of this Note is ordered, the CREDITOR may, independent of any notice, immediately use the Assigned Rights to satisfy the obligations guaranteed that are then overdue but not liquidated, through judicial foreclosure or amicable sale of the Receivables, as applicable, or, in the case of the Collected Amounts, simply apply them to the payment of the Guaranteed Obligations, pursuant to the terms of the law and in accordance with the terms of the Note, until the obligations have been totally paid. In this regard, the CREDITOR will have the right to immediately exercise all the powers it is legally assured by the legislation in effect and pursuant to the terms of the Note over the Assigned Rights, and totally or partially may use, collect, receive, realize, sell or assign the Receivables, pursuant to the terms and conditions that the CREDITOR consider to be appropriate, give release and sign any documents or statements, no matter how specific, necessary to the practice of the acts referred to herein, independent of any notice and/or additional authorization by the ISSUER. Any amounts in excess of the Guaranteed Obligations will be returned to the ISSUER.

PARAGRAPH TEN – The ISSUER hereby waives any legal or contractual privileges that may affect the free and full enforceability and transfer of the Assigned Rights in the event of their foreclosure, subject to the terms and conditions set forth in this Note.

PARAGRAPH ELEVEN – Without prejudice to what is stated in the Note, and for the purposes of Article 1.362 of the Brazilian Civil Code, Law 9.514/97, as altered, and Law 4.728/65, as altered, the Guaranteed Obligations can be described in a summarized fashion as follows:

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

(i)         Estimated principal amount of the debt: four hundred million Reais (R$ 400,000,000.00);

(ii)       Term and payment conditions: payment of principal in three installments of R$ 133,333,333.33 with maturity on the following dates: 10/31/2015, 10/31/2016 and 10/31/2017 and payment of financial charges every six months, on 10/31 and 05/01 of each year;

(iii)       Interest rate: 139.54% of the CDI; and

(iv)      Late charges: late interest: CDI rate plus 1% a month, plus 1% a year; and a punishment Clause: 2% of the amount due.

PARAGRAPH TWELVE – The Parties are aware and agree that the ISSUER does not have a system of individualization of receivables capable of identifying clients, amounts and invoices that will actually be deposited into the Linked Account, and that except where otherwise indicated in this Note, it does not assume any obligation to carry out such an individualization.

CLAUSE THREE – ACCOMODATION – NEXTEL TELECOMUNICAÇÕES S.A., a corporation with headquarters at Av. das Nações Unidas, 14.171, 32o andar, Rochavera Crystal Tower, São Paulo (SP) registered at the CNPJ/MF under No. 00.169.369/0001-22 (“SURETY”), hereby provides an accommodation in favor of the ISSUER, assuming the obligation as principal payer, with joint and several liabilities for payment of the Guaranteed Obligations.

CLAUSE FOUR – EARLY MATURITY – Clause 10 of the CCB will now go into effect with the following wording:

“10. EARLY MATURITY AND OTHER PROVISIONS:

10.1. The CREDITOR may consider to mature early, by operation of law, the obligations assumed in this Note, and demand the entire amount of the debt represented herein, by sending prior notice to the

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

ISSUER of two (2) business days with a statement of the debt, when the occurrence of any of the following situations has been imputed to us:

a) breach, by the ISSUER, of any obligation of a monetary nature assumed in this Note, that is not corrected within one (1) business day from the date of the original maturity;

b) breach, by the ISSUER, of any obligation of a non-monetary nature assumed in this Note, that is not corrected within thirty (30) days from the date on which the CREDITOR sends notice in regard to this fact;

c) failure to comply, falseness, inaccuracy, incorrectness or material omission imputable to the ISSUER, in any declaration, guarantee, information rendered in this Note or in any material document that has been signed, provided or delivered by the ISSUER relative to this credit operation, provided that they have not been corrected within ten (10) business days;

d) early maturity or breach of any monetary obligation of the ISSUER or of any Brazilian Affiliate, excluding obligations exclusively between the ISSUER and the SURETY, in a single or aggregate amount equal to or greater than ten million Reais (R$ 10,000,000.00) that is not corrected within a period of ten (10) business days from the date on which the CREDITOR, except for those cases in which the payment of these obligations is suspended as a result of an administrative or judicial decision or in which the Court has guaranteed it;

e) early maturity or breach of any monetary obligation of the ISSUER to the CREDITOR provided that it has not been corrected within the periods established in the respective instruments;

f) protest against the ISSUER in a single or aggregate amount equal to or greater than

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

ten million Reais (R$ 10,000,000.00) that is not corrected within a period of thirty (30) days from the date of notice sent by the CREDITOR, or which is transformed into a court proceeding and has its payment suspended by a judicial decision, or which has been guaranteed by the court;

g) (i) the filing for bankruptcy by the ISSUER and/or by any Brazilian Affiliate; (ii) bankruptcy request by the ISSUER and/or any Brazilian Affiliate filed by a third party and not avoided within the legally mandated period; (iii) bankruptcy or liquidation decree by the ISSUER and/or by any Brazilian Affiliate; (iv) request for judicial or extra-judicial recovery by the ISSUER and/or by any Brazilian Affiliate;

h) liquidation, dissolution or termination of the ISSUER;

i) in the event the ISSUER or any of its Brazilian Affiliate is declared to be insolvent by a judicial decision or recognizes publicly or before the ISSUER and/or by any Brazilian Affiliate; its impossibility to pay its monetary obligations, or if this possibility is well known, in both cases in a total amount greater than ten million Reais (R$ 10,000,000.00);

j) a reduction, by the ISSUER, of its capital stock, redemption, amortization, reimbursement or purchase of shares, provided that these operations require payment (in cash or in kind) to its shareholders, or, if the financial index indicated in item “t” below is greater than 2.5 (two point five), distribution of profits or interest on own capital, even if already declared, to its shareholders;

k) sale, by the ISSUER, individually or in the aggregate, of any of its goods or assets, without prior and express consent in writing of the CREDITOR, except, in this case, (i) advance of revenues with a credit card, (ii) sale of receivables sold and not paid, (iii) sale of merchandise in the ordinary course of business, (iv) transfer of obsolete assets or moveable property of low aggregated value;

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

(v) transfers within the context of exchange of assets for similar assets of an equal or greater value; and (vi) sale of towers in the modality of “sale leaseback,” in this case, subject to prior approval of the CREDITOR, which shall be stated within a period of forty-five (45) days from the date on which this request is made in writing, provided that receipt of this notice by the CREDITOR is proven; failure by the CREDITOR to respond shall not characterize tacit approval;

l) payment, by the ISSUER or by any Brazilian Affiliate of any obligation, prior to full payment of all the obligations of this Note, to the Affiliated Parties, including in the event of bankruptcy, liquidation or dissolution of the ISSUER, except any payments between the ISSUER and the SURETY;

m) grant, and/or establishment, by the ISSUER or by any Brazilian Affiliate of any obligation or encumbrance or other collateral or personal guarantee in favor of a third party (including its Affiliates and direct or indirect controller), except (i) those constituted under the terms of this Note or prior to the date of the First Amendment, or (ii) by (a) the grant of real guarantees as a counter-guarantee in insurance policies and guarantee insurance in general; (b) grant of real guarantees as counter-guarantees in new bank accommodations for judicial guarantees or new limited judicial deposits, in the case of guarantees granted pursuant to this item (b) up to the total amount of one hundred and fifty million Reais (R$ 150,000,000.00); (c) grant of real or personal guarantees in site rental contracts; (d) grant of real or personal guarantees in collocation contracts (i.e. contracts with other operators for installation of equipment in towers), (e) financing granted by the National Telecommunications Agency (ANATEL), including renewals, (f) guarantees in favor of ANATEL, (g) real guarantees offered as counter-guarantees for the issue of new performance bonds in favor of ANATEL, in this case, subject to prior approval by the CREDITOR, which shall be stated within a period of forty-five

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

(45) days from the date on which that question was raised in written notice, provided that proof of said notice is received by the CREDITOR; failure to respond by the CREDITOR shall not be deemed to be tacit approval and (h) renewals of operations already held by the ISSUER or its Brazilian Affiliates identified in Attachment 10.1 (m)(1) of this Note; the guarantees to be granted as per the terms of this item (h) shall be limited to the amount guaranteed by the accommodation and/or performance bond, as indicated in that attachment, subject to the same guarantees in effect on this date; the guarantees granted under the terms of items (a), (c) and (d) above are limited to the total amount of fifty million Reais (R$ 50,000,000.00). The ISSUER hereby declares, for the purposes of this Note, that Attachment 10.1 (m)(2) contains all the operations that have a real guarantee;

n) failure to use the funds for the purpose indicated in the Clause Purpose and Release of the Credit;

o) execution of any guarantee provided to any creditor of the ISSUER or any Brazilian Affiliate in the amount, equal to or greater than ten million Reais (R$ 10,000,000.00), provided that it is not corrected within a period of ten (10) business days, from the date of notice sent by the CREDITOR, subject to the cases in which this enforcement is suspended as a result of an administrative or judicial decision;

p) failure to comply with the Minimum Average Amount for at least one (1) Period;

q) publication of a regulatory act whose effects have not been suspended within the legal periods, when applicable, which (i) adversely affects the capacity of the ISSUER to honor its obligations before the CREDITOR; or (ii) makes the activities or a significant part thereof, of the ISSUER unfeasible, or in any other way adversely impacts the financial situation (in both cases, understood to be those activities that account for ten per cent (10%) or more of the annual sales of the

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

ISSUER); or (iii) result in the application of a fine, sanction or final and non-appealable penalty that impacts the financial situation of the ISSUER and/or its Brazilian Affiliates in an amount equal to or greater than one hundred million Reais (R$ 100,000,000.00) in the same fiscal year;

r) the adoption of a policy by the ISSUER that leads to discrimination on the basis of race or gender or leads to sexual discrimination or harassment, (ii) proof by a final judicial or administrative decision, issued by the competent authority or agency, (I) that the activities of the ISSUER have caused harm to the environment, or (II) that the ISSUER uses labor in a situation similar to that of slave labor, as set forth in Inter-ministerial Rule No. 2, of May 12, 2011, (b) uses child labor in a non-regulated manner, (c) exploits prostitution or (d) carries out illegal activities, whether or not they are listed in the Registry of Employers;

s) transfer, cassation or suspension of the Concession obtained from ANATEL for the development of third generation frequencies (3G technology) and GSM without prior consent of the CREDITOR, which cannot be unjustifiably denied;

t) if the index obtained by the division of the Net Debt by EBITDA is greater than 2.5 (two point five), to be calculated pursuant to the terms of Clause 10.2, subject to the terms of Clauses 10.4 and 10.5;

u) if the ISSUER does not maintain the Minimum Balance in immediately available funds or in financial investments, on each Verification Date;

v) failure to comply with the subordination obligation established in Clause 15 of this Note;

w) full or partial transfer or assignment to third parties, in any way, of the rights and obligations resulting from this Note, without prior and

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

express consent of the CREDITOR;

x) lack of a balance, in any of the accounts owned by the ISSUER, to meet the payment of commitments assumed in this Note on the respective payment dates and not corrected within one (1) business day; and

y) failure to comply with any of the obligations established in Clause Two, Paragraph Two of the first amendment to this Note.

10.2. For the purpose set forth in Clause 10.1, line “t,” the ratio obtained by division of the Net Debt by EBITDA will be calculated in the following form: (i) every semester, based on the unaudited interim balance sheets ending on June 30 each year; (ii) annually, by the financial statements ending on December 31 of each year, consolidated and audited by an auditing company recognized by the market.

10.3. We shall present to the CREDITOR, while this Note is in effect, a declaration of compliance with the ration pursuant to the terms of Attachment II, (i) the unaudited interim balance sheets ending on June 30 each year by August 15 of each year; and (iii) the financial statements ending on December 31 of each year, consolidated and audited, by May 5 of each year.

10.4. If, in a given period of verification of obligations covered by this Clause, the ISSUER has not met the ratio established above in item “t,” the CREDITOR may, independent of any notification or remedial period, declare the early maturity of all the obligations assumed by the ISSUER and/or by the SURETY.

10.5. Also for the purpose of the provision in Clause 10.1, line “t”:

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

a) “Net Debt” means the amount calculated on a consolidated basis, on the respective verification date, determined in accordance with generally accepted accounting principles in Brazil, equal to (a) the sum of the Liabilities at financial institutions, securities representing the debt issues, and the net balance of derivatives operations (liabilities less assets of operations with derivatives); less (b) amounts available (cash, banks, investments with immediate liquidity or short term investments, own or third party securities, and public and private securities of any nature) and (c) the effects of mark to market of the derivatives operations;

b) “EBITDA” means the operating profit of the ISSUER, on a consolidated basis, relative to the past twelve (12) months, plus the depreciation and amortization expenses, all determined in accordance with the generally accepted accounting principles in Brazil; and

c) “Liability(ies)” means the principal of the securities representing the debt issued at the financial institutions registered on the consolidated Balance Sheet of the ISSUER on the measurement dates, all determined in accordance with the generally accepted accounting principles in Brazil.”

10.5. Also, for the purposes of this Note, the following definitions will be used:

“Affiliate” of any Party means another Party that directly or indirectly, through one or more intermediaries, Controls, is Controlled or is under the common Control of this first Person. In addition, in the case of a Party, whether an investment fund or whose Controlling shareholder is an investment fund, it will also be considered an “Affiliate” when: (i) the manager or shareholder or an Affiliate of the manager or of the shareholder of this investment fund, (ii) another investment fund administered or managed by the manager or shareholder or an Affiliate of the manager or of the shareholder of this investment fund, and (iii) any Party

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

that is directly or indirectly Controlled or is under the common control of this investment fund, whether individually or jointly with another Affiliate or any of the other Parties presented above.

“Brazilian Affiliate” means in relation to any Party an Affiliate domiciled in Brazil.

“Control” (including its related meanings) means, in accordance with Article 116 of Law No. 6.404 of 12.15.1976, (a) the power to elect the majority of the board of directors, or similar body, of the Party controlled, or to otherwise conduct the business or the policies of this Party (by contract or another way), and (b) the direct or indirect possession of rights that grant to the Controlling Party the majority of the votes in the general shareholder meeting or similar meeting, of the Controlled Party

“Affiliate” of any specified Party will have the definition described in Resolution No. 642 of October 7, 2010 issued by the Securities and Exchange Commission, and which will also include, insofar as it is not repeated, (i) any Affiliate of this Party, (ii) any director, board member, shareholder, employee or administrator of this Party or an affiliate of that Party, (iii) any spouse, ex-spouse, descendant, ascendant or collateral relative up to the second degree of this Party, an Affiliate of this Party or any director, board member, shareholder, employee or administrator of this Party or an affiliate of that Party, and (iv) any Affiliate of those listed above.

“Person” means any government entity or any individual, firm, partnership, company, limited liability company, joint venture, association, fund, investment fund, fiduciary agent, organization without legal personality or other organized

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

entity, whether a legal entity or not.

CLAUSE FIVE – LIST OF GUARANTEES – Include Attachment 10.1 (m)(1) and 10.1 (m)(2) of this Note in the exact terms of Attachment A and Attachment B, respectively, of this amendment.

CLAUSE SIX – MANDATORY EARLY PAYMENT – Clause 11 of this Note will now go into effect with the following wording:

“11 MANDATORY EARLY PAYMENT

11.1. We shall be obligated to pay early and in full all the amounts due pursuant to the terms of this note, including the Principal and Financial Charges, in the event that any of the following events occurs, upon request with prior notice of at least five (5) business days, in writing, of the CREDITOR:

a) change in the company purpose that alters the current core activities or adds new businesses to these activities that prevail over or can represent changes in relation to the activities currently developed, without prior consent of the CREDITOR, which shall not be denied without justification;

b) performance of any type of company restructuring, such as a merger, incorporation or spin-off, except if the spin-off is partial and not greater than 10% of our net equity, without prior consent of the CREDITOR, which shall not be denied without justification; except if within the economic group;

c) acquisition of share control of companies that results in the alteration of our core purpose, in a way that alters the current principal activities or adds new businesses to these activities that have prevalence or can represent

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

changes in relation to the activities currently carried out, without prior consent of the CREDITOR, which shall not be denied without justification;

d) direct or indirect alteration of the share control of the ISSUER or of any controlled company, without prior consent of the CREDITOR, with the definition of the expression share control taken from Article 116 of Law No. 6.404, of 12.15.1976 and/or execution or assumption of the obligation (conditional or otherwise) by the ISSUER or its direct or indirect shareholders, to do so, except within the scope of the judicial recovery proceeding (Chapter 11 proceeding) of NII Holdings Inc., provided that the new controllers are one or more persons identified in Attachment 11.1(d), which are previously approved by the CREDITOR.”

CLAUSE SEVEN – LIST OF CONTROLLERS – Include Attachment 11.1(d) to the Note in the exact terms of Attachment C of this amendment.

CLAUSE EIGHT – SUBORDINATION AND MINIMUM BALANCE – As a result of the inclusion of subordination of the obligations assumed by the ISSUER to any of its affiliates and the obligation of the ISSUER to maintain on each Verification Date funds immediately available or in financial investments with immediate liquidity, Clauses Fifteen and Sixteen of the Bank Credit Note now amended will have the following wording, with the others to be successively renumbered:

“15. SUBORDINATION – The ISSUER hereby declares and guarantees for all purposes that any and all obligations assumed by the ISSUER to any of its Affiliates are subordinated to the obligations set forth in this Note. Likewise, the ISSUER agrees that no amount will be paid to its Affiliates before the full liquidation of the obligations set forth in this Note, including in the event of bankruptcy, liquidation or dissolution of the ISSUER, except for any payments made between the ISSUER and the SURETY.

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

16. MINIMUM BALANCE – On each verification date, the ISSUER shall have in immediately available funds or in financial investments with immediate liquidity, the minimum amount of two hundred million Reais (R$ 200,000,000.00) (“Minimum Balance”), and shall prove to the CREDITOR, through (i) interim balance sheets ending on June 30 each year, presented to the CREDITOR by August 15 of each year; and (ii) financial statements ending on December 31 of each year, consolidated and audited, presented to the CREDITOR by May 5 of each year. For the purposes of this Note, “Verification Date” will mean June 30 and December 31 of each year.”

CLAUSE NINE – ASSIGNMENT – The current Clause 17 of the Note, which governs assignment, will now go into effect with the following wording:

“This Note may be the object of assignment and endorsement by the CREDITOR, through prior notice of ten (10) business days to the ISSUER, pursuant to the terms of the civil and commercial legislation, without the need for the assignor/endorser to be a financial institution or entity treated as one; however, until September 15, 2015, this Note will only be able to be assigned and/or endorsed through prior written consent of the ISSUER.”

CLAUSE TEN – REGISTRATION – The CREDITOR will take the Note and this Amendment for registration at the Registrar of Deeds and Documents of the Judicial District of São Paulo, SP. The costs related to this registration will be paid by the ISSUER, which hereby authorizes the debit of the respective amounts to its deposit account No. 5567-0, at Agency 3070-8 of the CREDITOR.

CLAUSE ELEVEN – PAYMENT OF FINANCIAL CHARGES - The ISSUER shall pay, on the date of execution of this amendment, the

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

Financial Charges, at the interest rate in effect immediately before the execution of this amendment, established for December 2014, accumulated since the last Payment Date of the Charges to the present.

CLAUSE TWELVE – RENEGOTIATION RATE – The renegotiation rate is due, and shall be paid by the ISSUER on the date of execution of this amendment, in the percentage of 0.60% (sixty one hundredths of one per cent) of the renegotiated amount, equivalent to two million and four hundred thousand Reais (R$ 2,400,000.00). Payment of the renegotiation rate shall be in addition to the amounts relative to each and all taxes on this rate, including any interest, additional taxes, fines or penalties that may apply to the operations in question, as well as any rate increases that may already exist, so that the CREDITOR receives the amounts it is entitled to if those taxes did not apply. If the deduction, withholding or payment of these taxes is required by law, in relation to the payment, the ISSUER hereby agrees to the increase in the amount due as a gross up.

CLAUSE THIRTEEN – PROMISE OF PAYMENT - The ISSUER hereby declares, on this date, that the balance due of the Note is a net and certain debt, and promises to pay it on the dates and under the terms established in that instrument, as amended in this First Amendment.

Having thus agreed, the CREDITOR, the ISSUER and the SURETY, declaring that they do not intend to conduct a novation, hereby ratify this Bank Credit Note now amended in all its terms, Clauses and conditions not expressly altered in this document, which shall be an integral part of the former, forming with it a single and indivisible whole for all purposes of law.

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

This instrument is issued in four (4) counterparts of equal content; only the first of which is negotiable. The other counterparts contain the expression “non-negotiable counterpart.”

São Paulo, SP, February 13, 2015

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

CREDITOR

BANCO DO BRASIL S.A.

Large Corporate Branch 3070 (SP)

Signature /s/ Eliane Ap. Scarponi Sartorelli Rubrica

Signature /s/ Joao Marcos Mizobuti Rubrica

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments

FIRST AMENDMENT TO BANK CREDIT NOTE No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012, IN FAVOR OF BANCO DO BRASIL S.A. IN THE AMOUNT OF FOUR HUNDRED MILLION REAIS (R$ 400,000,000.00)

ISSUER

NEXTEL TELECOMUNICAÇÕES LTDA.

CNPJ (Corporate Taxpayer Number): 66.970.229/0001-67

	/s/ Sultana Shamim Kahn		/s/ Gokul V. Hemmady
Initials	Name:	Initials	Name:
	Profession:		Profession:
	Marital Status:		Marital Status:
	Nationality:		Nationality:
	Residing in:		Residing in:
	ID No.		ID No.
	CPF/MF No.		CPF/MF No.

SURETY

NEXTEL TELECOMUNICAÇÕES LTDA.

CNPJ (Corporate Taxpayer Number): 00.169.369/0001-22

	/s/ Sultana Shamim Kahn		/s/ Gokul V. Hemmady
Initials	Name:	Initials	Name:
	Profession:		Profession:
	Marital Status:		Marital Status:
	Nationality:		Nationality:
	Residing in:		Residing in:
	ID No.		ID No.
	CPF/MF No.		CPF/MF No.

[round stamp: Nextel Legal Department]

TEXT_SP 9053003v13 1803/14 CALL CENTERS – For any information, suggestions, complaints or other clarifications that may be necessary in regard to this First Amendment To Bank Credit Note No. 307.001.181, the Bank is making available to me (us) the following phone numbers: BB-CABB Call Center: (i) For state capitals and metropolitan regions: 4004 0001; (ii) Other regions: 0800 729 0001; SAC – Consumer Service Center: 0800 729 0722. Call Center for persons with auditory or speech impairments